UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023 (February 21, 2023

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road

Suite 322

Great Neck, NY 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 21, 2023, Singularity Future Technology Ltd. (the “Company”) received an additional staff determination notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), advising that it had not received the Company’s Form 10-Q for the quarterly period ended December 31, 2022, which served as an additional basis for delisting the Company’s securities and that the Nasdaq Hearings Panel (the “Panel”) will consider the additional deficiency in rendering a determination regarding the Company’s continued listing on Nasdaq. The Company has submitted to the Panel a plan to regain compliance with the continued listing requirements and has been granted a grace period to file all the delinquent reports, including the filing of the Form 10-Q for the quarterly period ended December 31, 2022, on or before February 28, 2023.

On February 27, 2023, the Company issued a press release announcing the receipt of the Notice. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2023, John Levy tendered his resignation from his positions as a member of the Company’s board of directors (the “Board”) and the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, effective immediately.

Item 8.01.	Other Events.

As previously reported, on May 6, 2022, the Board formed a special committee to investigate claims of alleged fraud, misrepresentation, inadequate disclosure, and other related matters related to the Company and certain of its management personnel raised in the report of Hindenburg Research dated May 5, 2022 and other related matters. On February 23, 2023, the Board approved the dissolution of the special committee upon conclusion of the committee’s investigation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 27, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2023

SINGULARITY FUTURE TECHNOLOGY LTD.

By:	/s/ Jing Shan
	Name:	Jing Shan
	Title:	Chief Operating Officer

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